Delaware Group Adviser Funds, Inc.

                      Supplement Dated July 28, 1997
                  to Prospectusse Dated February 28, 1997



     At a meeting (the "Meeting") of the Board of Directors of Delaware Group Adviser Funds, Inc. (the "Fund") on July 17, 1997, the Board decided to liquidate the Enterprise Fund, Federal Bond Fund and Corporate Income Fund portfolios (the "Portfolios") of the Fund. It is expected that the Portfolios will be liquidated on or about September 19, 1997. The Portfolios have been closed to new investment. A capital gains dividend for the Enterprise Fund will be paid on August 22, 1997 to shareholders of record on August 13, 1997.

     In addition, the Board also decided at the Meeting to replace World Growth Fund's sub-adviser, Walter Scott & Partners Limited ("Walter Scott"), with Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware Management Company, Inc. ("DMC"), effective September 15, 1997. DMC is the Fund's investment manager and will continue to serve in that capacity. A meeting of shareholders will be held to approve the new sub-advisory agreement between DMC and Delaware International within 120 days from the date which Delaware International assumes the sub-advisory duties currently performed by Walter Scott. Beginning September 15, 1997, the overall annual investment advisory fee paid by World Growth Fund to DMC will be reduced from 1.10% to 1.00%, and the means of calculating the sub-advisory fee payable to Delaware International will be modified somewhat, although the rate of compensation received by Delaware International will not exceed that previously paid to Walter Scott. Effective September 15, 1997, the Board also approved a change in the portfolio's name from "World Growth Fund" to "Overseas Equity Fund," and approved an increase in the portion of the portfolio's assets that can be invested in securities of emerging market issuers from 20% to 40%.